UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): November 3, 2015

REXNORD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	20-5197013
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

247 Freshwater Way, Suite 300, Milwaukee, Wisconsin	53204
(Address of Principal Executive Offices)	(Zip Code)

(414) 643-3739
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
The Registrant is filing this Current Report on Form 8-K to furnish the earnings release of Rexnord Corporation dated November 3, 2015, regarding the second quarter of fiscal 2016 year financial results, which is attached hereto as Exhibit 99.1. The information in this Item, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01.	Exhibits.

Exhibit No.	Description
99.1	Earnings Release dated November 3, 2015
This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Rexnord Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 3rd day of November 2015.

REXNORD CORPORATION

BY:	/S/ Mark W. Peterson
Mark W. Peterson
Senior Vice President and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
99.1	Earnings Release dated November 3, 2015

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